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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): January 12, 2004



                                  TISSERA, INC.
               (Exact name of registrant as specified in charter)



                          Washington 0-32801 91-2034750
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)



                  c/o Abramovich, Yosef, Hakim, Toyota Towers,
                    65 Yigal alon St., Tel Aviv 67443 Israel
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: +972-3-5628288



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ITEM 4.  Change in Registrant's Certifying Accountant

         On January 12, 2004, Tissera, Inc. (the "Company") engaged Ernst & Young LLP ("E&Y") as its principal independent accountant. The decision to engage E&Y was taken upon the unanimous approval of the Board of Directors of the Company.

         During the two most recent fiscal years and through January 12, 2004, the Company has not consulted with E&Y regarding either:

         o the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that E&Y concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

         o any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TISSERA, INC.



Date:  January 13, 2004                              /s/ Vickie Rabenou
                                                     ------------------
                                                     Vicki Rabenou
                                                     Chief Executive Officer